Exhibit 99.1

Newmont Acquires Newcrest, Successfully Creating World’s Leading Gold Mining Business

Historic Mining-Industry Acquisition Sets the Standard for Gold and Copper Mining

DENVER--(BUSINESS WIRE)-- Newmont Corporation (NYSE: NEM, TSX: NGT, ASX: NEM, PNGX: NEM) today announced it has completed the acquisition of Newcrest Mining Limited to create the world’s leading gold company with robust copper production.

“Today marks a historic milestone in our company and the industry with the successful completion of this transformational acquisition of Newcrest by Newmont,” said Tom Palmer, Newmont’s President and Chief Executive Officer. “Our attention now turns to safely, efficiently, and responsibly integrating Newcrest’s assets and people into Newmont’s proven operating model, so we can accelerate the delivery of our value-focused strategy for all our stakeholders.”

Featuring more than half of the world’s Tier 1 assets*, Newmont’s unmatched portfolio of long-life operations, value-accretive projects, abundant exploration opportunities, and world-class talent will underpin year of profitable production in the world’s most favorable jurisdictions. This expanded portfolio will include operations with scale, margin, and mine life to generate robust and lasting returns for decades, while supporting best-in-class sustainability performance.

With the transaction now complete, Newmont’s acquisition of Newcrest is expected to:

●	Strengthen Newmont’s position as the responsible gold mining leader through the combination of high-quality operations, projects and reserves concentrated in low-risk jurisdictions, including 10 Tier 1 operations* to support decades of safe, profitable and responsible gold and copper production,

●	Generate annual pre-tax synergies of $500 million, expected to be achieved within the first 24 months, together with at least $2 billion in cash improvements through portfolio optimization in the first two years after closing,

●	Maintain Newmont’s balanced capital allocation priorities and industry-leading non-binding dividend payout; since closing the Goldcorp transaction in 2019, Newmont has paid more than $5 billion in dividends, further demonstrating our commitment to our shareholders,

●	Feature a deep bench of experienced leaders, subject matter experts and existing regional teams in Australia and Canada with extensive mining industry experience,

●	Maintain industry leadership in environmental, social and governance performance; and

●	In connection with the transaction, Newmont issued 357,691,627 new shares of Newmont common stock, including 15,720,585 New Newmont Shares, 341,792,611 shares underlying New Newmont CDIs and 178,431 shares underlying New Newmont PDIs.

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About Newmont

Newmont is the world’s leading gold company and a producer of copper, zinc, lead, and silver. The Company’s world-class portfolio of assets, prospects and talent is anchored in favorable mining jurisdictions in Africa, Australia, Latin America & Caribbean, North America, and Papua New Guinea. Newmont is the only gold producer listed in the S&P 500 Index and is widely recognized for its principled environmental, social, and governance practices. The Company is an industry leader in value creation, supported by robust safety standards, superior execution, and technical expertise. Newmont was founded in 1921 and has been publicly traded since 1925.

At Newmont, our purpose is to create value and improve lives through sustainable and responsible mining. To learn more about Newmont’s sustainability strategy and initiatives, go to www.newmont.com.

Media Contact

Jennifer Pakradooni
+1.720.236.8170
jennifer.pakradooni@newmont.com

Investor Contact

Daniel Horton

+1.303.837.5468

daniel.horton@newmont.com

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbor created by such sections and other applicable laws and “forward-looking information” within the meaning of applicable Australian securities laws. Where a forward-looking statement expresses or implies an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, such statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed, projected or implied by the forward-looking statements. Forward-looking statements often address our expected future business and financial performance and financial condition; and often contain words such as “anticipate,” “intend,” “plan,” “will,” “would,” “estimate,” “expect,” or “potential.” Forward-looking statements may include, without limitation, statements relating to expectations of future costs, production and profitability, expectations relating to shareholder returns and future dividends, expectations regarding future investment and balance sheet strength, estimates of expected synergies, estimates of expected incremental cash flow generation and portfolio optimization opportunities, expectations regarding future industry leadership and other expectations regarding the combined business.

Estimates or expectations of future events or results are based upon certain assumptions, which may prove to be incorrect. Risks relating to forward looking statements in regard to the combined business and future performance may include, but are not limited to, gold and other metals price volatility, currency fluctuations, operational risks, increased production costs and variances in ore grade or recovery rates from those assumed in mining plans, political risk, community relations, conflict resolution, governmental regulation and judicial outcomes and other risks. In addition, material risks that could cause actual results to differ from forward-looking statements include: the inherent uncertainty associated with financial or other projections; the prompt and effective integration of Newmont and Newcrest’s businesses and the ability to achieve the anticipated synergies and value-creation contemplated by the transaction; the outcome of any legal proceedings that have been or may be instituted against the parties and others related to a scheme implementation deed dated May 15, 2023, as amended from time to time; unanticipated difficulties or expenditures relating to the integration of Newcrest; risks relating to the value of the scheme consideration; the anticipated size of the markets and continued demand for Newmont’s resources; and the diversion of management time on pending transaction-related issues. For a more detailed discussion of such risks and other factors, see Newmont’s Annual Report on Form 10-K for the year ended December 31, 2022, filed with the United States Securities and Exchange Commission (“SEC”) on February 23, 2023, as updated by the current report on Form 8-K, filed with the SEC on July 20, 2023, as well as Newmont’s other SEC filings, including the definitive proxy statement, filed with the SEC on September 5, 2023 and Form 10-Q filed with the SEC on October 26, 2023, under the heading “Risk Factors”, and other factors identified in Newmont’s reports filed with the SEC, available on the SEC website or www.newmont.com. Newcrest’s most recent annual financial report for the fiscal year ended June 30, 2023, as well as Newcrest’s other filings made with Australian securities regulatory authorities are available on the ASX website (www.asx.com.au) or www.newcrest.com. Newmont does not undertake any obligation to release publicly revisions to any “forward-looking statement,” including, without limitation, outlook, to reflect events or circumstances after the date of this communication, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws. Investors should not assume that any lack of update to a previously issued “forward-looking statement” constitutes a reaffirmation of that statement. Continued reliance on “forward-looking statements” is at investors’ own risk.

Synergies and value creation as used herein are management estimates provided for illustrative purposes and should not be considered a GAAP or non-GAAP financial measure. Synergies represent management’s combined estimate of pre-tax synergies, supply chain efficiencies and Full Potential improvements, as a result of the integration of Newmont’s and Newcrest’s businesses that have been monetized for the purposes of the estimation. Because synergies estimates reflect differences between certain actual costs incurred and management estimates of costs that would have been incurred in the absence of the integration of Newmont’s and Newcrest’s businesses, such estimates are necessarily imprecise and are based on numerous judgments and assumptions. Synergies are “forward-looking statements” subject to risks, uncertainties and other factors which could cause actual value creation to differ from expected or past synergies.

Portfolio optimization as used in this press release is a management estimate provided for illustrative purposes and should not be considered a GAAP or non-GAAP financial measure. Because the enhancement to cash flow estimates the differences between certain actual cash flows and management estimates of cash flows in the absence of the integration of Newmont’s and Newcrest’s businesses, such estimates are necessarily imprecise and are based on numerous judgments and assumptions. Portfolio optimization to enhance cash flows is a “forward-looking statement” subject to risks, uncertainties and other factors which could cause enhanced cash flows to differ from expectations.

* “Tier 1 asset” or “Tier 1 operation” is defined as having, on average over such asset’s mine life: (1) production of over 500,000 gold equivalent ounces per year on a consolidated basis, (2) average All-In Sustaining Cost (“AISC”) per ounce in the lower half of the industry cost curve, (3) an expected mine life of over 10 years, and (4) operations in countries that are classified in the A and B rating ranges for Moody’s, S&P and Fitch. For the definitions of such terms and metrics with respect to Newmont, see Newmont’s Annual Report on Form 10-K on file with the SEC. Such terms and metrics with respect to Newcrest’s assets are as calculated by Newcrest and disclosed in public filings lodged with the Australian Stock Exchange. With respect to other assets in the industry, such terms and metrics are as published in public filings of the third-party entities reporting with respect to those assets. Our methods of calculating operating metrics, such as AISC, and those of third parties may differ for similarly titled metrics published by other parties due to differences in methodology.

Note regarding Toronto stock exchange approval

In obtaining Toronto Stock Exchange (“TSX”) approval, Newmont Corporation has relied on the “Eligible International Interlisted Issuer” exemption as set out in Section 602.1 of the TSX Company Manual to satisfy its obligations to the TSX in connection with its acquisition of Newcrest Mining Limited.